WEINBERG & COMPANY, PA
                        Town Executive Center
                     6100 Glades Road, Suite 314
                      Boca Raton, Florida 33434


          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in the Form SB-2 Registration
Statement, as amended, of ASI Entertainment, Inc. of our reports as of June 30, 1998 and 1997, dated November 6, 1998 (except for
Note 10 as to which the date is March 5, 1999) relating to the financial statements of ASI Entertainment, Pty.Ltd. which appear in such Form SB-2.


                              WEINBERG & COMPANY PA
                              Certified Public Accountants


Boca Raton, Florida
March 10, 1999

                        WEINBERG & COMPANY, PA
                        Town Executive Center
                     6100 Glades Road, Suite 314
                      Boca Raton, Florida 33434


          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use in the Form SB-2 Registration
Statement, as amended, of ASI Entertainment, Inc. of our report as of June 30, 1998, dated November 10, 1998 relating to the financial statement of ASI Entertainment, Inc. which appear in such Form SB-2.


                              WEINBERG & COMPANY PA
                              Certified Public Accountants


Boca Raton, Florida
March 10, 1999